Exhibit 10.12

AMENDMENT NO. 3

TO THE LICENSE AGREEMENT

BETWEEN INTRINSIC MEDICINE, INC. (FKA LUPA BIO, INC.) AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

This Amendment No. 3 to the License Agreement (this “Amendment No. 3”) is entered into by and between Intrinsic Medicine, Inc. (fka Lupa Bio, Inc.) (hereinafter “LICENSEE”) and the Regents of the University of California (“UNIVERSITY”) represented by its San Diego campus (“UC San Diego”), each referred to herein as a “Party”, or collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the License Agreement.

WHEREAS, LICENSEE and the University entered into a License Agreement, UC San Diego Control Number 2019-03-0146 (as amended, the “Agreement”) effective October 10, 2018 (“Effective Date”) whereby LICENSEE obtained certain rights from University for Therapeutic Products.

WHEREAS, the Parties amended the Agreement with Amendment No. 1, UC San Diego Control Number 2019-03-0146 (R501) effective October 10, 2019, and with Amendment No. 2, UC San Diego Control Number 2019-03-0146 (R502) effective November 30, 2020, to modify certain terms in the Agreement.

WHEREAS, the Parties now wish to amend the Agreement, to be effective upon the date of last signature of this Amendment No. 3 (“Amendment No. 3 Effective Date”), to modify certain terms in the Agreement.

NOW, THEREFORE, the Parties hereto agree as follows:

Amendment Fee

Within thirty (30) days of the Amendment No. 3 Effective Date, LICENSEE will pay to UNIVERSITY an amendment fee of twenty thousand dollars ($20,000).

With respect to the Preamble

The address of LICENSEE shall be changed to:

500 Yale Avenue North, Seattle, WA 98109

With respect to Background

Paragraph A shall be deleted in its entirety and replace with the following:

A.

The inventions disclosed in Exhibit A (“Inventions”) were made in the course of research at UC SAN DIEGO by Dr. Lars Bode and his associates (hereinafter and collectively the “Inventors”), are related to the therapeutic application of 3”-sialyllactose (“3’SL” ) and 6’-sialyllactose (“6’SL”) and are covered by Patent Rights as defined below.

With respect to Definitions

Paragraph 1.15 shall be deleted in its entirety and replaced with the following:

1.15 “Therapeutic Products” means products that are Licensed Products that are considered drugs pursuant to the definition of “drug” in 21 USC § 321(g)(1) or comprises a formulation, prodrug or derivative of 3’SL or 6’SL that would be considered a “drug” pursuant to the definition in 21 USC § 321(g)(1).

Article 10. MISCELLANEOUS PROVISIONS

Licensee’s address in 10 (c) shall be changed as follows:

If sent to LICENSEE:

Intrinsic Medicine, Inc.

500 Yale Avenue North

Seattle, WA 98109.

Attention:         Alex Martinez

                           CEO and Chairman

Email: alex@intrinsicmedicine.com

Cc to:     Dustin Crawford

  General Counsel and VP, Corporate Development

  dustin@intrinsicmedicine.co

Exhibit D-Due Diligence

Exhibit D shall be deleted in its entirety and replaced with the following:

Milestone	Due Date	Status
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***] [***]	[***] [***]

[***]	[***]

[***]	[***]

Milestone	Due Date	Status
[***]	[***]

[***]	[***]

Capitalized terms shall have the meaning assigned to them in the Agreement. Except as expressly and unambiguously stated herein, no other changes are made to the Agreement. All other terms and conditions of the Agreement shall remain in full force and effect. The Agreement, Amendment No. 1, Amendment No. 2 and this Amendment No. 3 shall constitute the entire understanding of the parties with respect to the subject matter hereof and supersede any prior understanding, oral or written, between the parties with respect thereto. The Agreement, Amendment No. 1, Amendment No. 2 and this Amendment No. 3 shall be governed in all respects by the laws of the State of California without regard to its conflict of laws provisions.

The parties agree that this Amendment No. 3 may be executed electronically and in two (2) or more counterparts each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

Signatures on page following

IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 3 to the License to be executed by a duly authorized representative.

INTRINSIC MEDICINE, INC.:		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:

By:	/s/ Alexander Martinez	By:	/s/ Victoria Cajipe
Name: Alexander Martinez		Victoria Cajipe
Title: CEO & Co-Founder		Associate Director
Date: 2/2/2022		Date: 2/2/2022

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